UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Clark Drive, Suite 125

Mt. Olive, NJ 07828

(Address of principal executive offices)

Registrant’s telephone number, including area code: 908-852-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 27, 2022, Vislink Technologies, Inc. (the “Company”) held its annual meeting of shareholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 47,419,317 and there were present, in person or by proxy, 21,857,473 shares, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of Directors

The following directors were elected to a one-year term of office expiring at the 2023 Annual Meeting of Stockholders:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Susan Swenson	4,229,957	2,388,273	928,689	14,310,554
Carleton M. Miller.	5,465,841	1,160,231	920,847	14,310,554
General James T. Conway	4,158,620	2,456,905	931,394	14,310,554
Jude T. Panetta	5,735,024	881,914	929,981	14,310,554
Ralph Faison	4,353,934	2,260,050	932,935	14,310,554
Brian Krolicki	5,695,148	922,282	929,489	14,310,554

Proposal 2: Advisory Vote on Executive Compensation

By a non-binding advisory vote, the stockholders approved the compensation of the Company’s named executive officers, as disclosed in the definitive proxy statement for the Meeting. The results of the voting for this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,200,986	1,355,940	989,993	14,310,554

Proposal 3: Frequency of the Advisory Vote on Executive Compensation

By a non-binding advisory vote, the stockholders approved the frequency of “THREE YEARS” for future advisory shareholder votes on the compensation paid to the Company’s named executive officers. The results of the voting for this proposal were as follows:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
3,630,879	161,470	2,518,482	1,236,088	14,310,554

Based on the result of the advisory vote, and consistent with the previously approved recommendation of the Board of Directors of the Company to its stockholders, the Company has determined to conduct an advisory vote on named executive compensation every three years until the next required advisory vote on the frequency of conducting future advisory votes on named executive officer compensation.

Proposal 4: Ratification of Appointment of Marcum LLP as Independent Registered Public Accounting Firm

A proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022 was adopted with the results of the voting for this proposal as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,616,479	1,248,975	992,019	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.

Date: December 28, 2022	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer